Exhibit 99.1

The Shyft Group to Merge with Aebi Schmidt Group to Create

A Specialty Vehicles Leader

•	Significant Scale in Attractive North American Market with Strong European Presence

•	Highly Complementary Portfolios Create Opportunities to Better Serve Customers and Drive Competitive Growth

•	Expected to Generate 2024E Pro Forma[1] Revenue of ~$1.95 Billion[2] and Adjusted EBITDA[3] of ~$200 Million+ Including Synergies

•	Drives Significant Shareholder Value with $25 – $30 Million in Expected Synergies[4] by Year 2, EPS Accretion in Year 1 and ROIC Greater than Cost of Capital in Year 3 Post Close

•	Barend Fruithof, Current CEO of Aebi Schmidt, Named President and CEO Elect; James Sharman, Current Chairman of Shyft Board, Named Chairman Elect

•	Combined Company will Trade on NASDAQ

NOVI, MI and FRAUENFELD (CH), December 16, 2024 /PRNewswire/ -- The Shyft Group (NASDAQ: SHYF) (“Shyft”), and Aebi Schmidt Group (“Aebi Schmidt”), today announced a definitive agreement to combine in an all-stock merger to create a leading specialty vehicles company positioned for outsized growth. Under the terms of the agreement, each outstanding share of Shyft common stock will be exchanged for 1.04 shares of the combined company’s common stock. At closing, Shyft shareholders will own 48 percent of the combined company, with Aebi Schmidt shareholders owning 52 percent. The transaction, which is structured to be tax-free to Shyft shareholders, has been unanimously approved by the members of the Board of Directors present of each company.

The merger will combine Aebi Schmidt’s specialty vehicle products and services, including commercial truck upfitting, snow and ice, street sweeping and pavement marking, airport snow and ice, and agricultural solutions, with Shyft’s manufacturing, assembly, and upfit for the commercial, retail, and service specialty vehicle markets to create a full-suite of offerings for both companies’ customers. The combined company will benefit from a scaled platform in the attractive North American market, complemented by a strong European presence, and an enhanced financial profile to support profitable growth and deliver additional value to shareholders.

“Combining with Aebi Schmidt is a powerful next step in Shyft’s strategy as we leverage the strengths of both companies’ industry leading brands, innovative products, extensive customer

1 Aebi Schmidt financials presented on a Swiss GAAP FER basis; Financials converted to USD using a EUR / USD exchange rate of 1.05 (as of 12/13/24)

2 Shyft 2024 figures based on management guidance as of October 24, 2024 and pro forma revenue adjustment of $37M to show full year impact of ITU acquisition assuming the acquisition had closed on January 1, 2024; Aebi Schmidt 2024 figures include pro forma adjustment to show full year impact of Ladog acquisition assuming the acquisition had closed on January 1, 2024

3 Shyft Adjusted EBITDA excludes approximately $22.5M of expense related to investment in Blue Arc and a pro forma adjustment of approximately $6.3M to include the full-year impact of the ITU acquisition assuming the acquisition had closed on 1/1/24

4 Total synergies comprised of $20M to $25M cost synergies and an additional $5M EBITDA opportunity from near-term revenue synergies relationships, and manufacturing excellence,” said John Dunn, President and CEO of Shyft. “This transaction creates a more resilient company with meaningful growth opportunities in the commercial truck space and infrastructure related solutions. I am confident Shyft’s talented team members will thrive within this newly combined platform and that this transaction is the best path forward to unlocking value for our shareholders.”

Barend Fruithof, CEO of Aebi Schmidt said, “By bringing together the capabilities and expertise of both companies, we are establishing a truly differentiated leader in the specialty vehicles industry supported by our shared focus on customer-centric innovation and operational excellence. Aebi Schmidt has a proven track record of driving strong financial performance and successfully executing M&A to deliver significant revenue and adjusted EBITDA growth. I firmly believe this strategic combination offers a unique and highly compelling opportunity to create tremendous shareholder value.”

Merger Drives Long-Term Shareholder Value with Compelling Strategic and Financial Benefits

•	Scaled-Up Global Leader in North American and European Markets: The transaction creates a leading specialty vehicle producer with a scaled platform in the attractive North American market, representing approximately 75% of the combined company’s revenue, complemented by Aebi Schmidt’s European presence. The combined company will be poised to capitalize on significant growth opportunities in attractive end-markets, including the high-margin commercial truck market in North America.

•	Expanded Portfolio Better Positioned to Drive Customer Value and Outsized Growth: The merger brings together two highly complementary product suites, providing customers with a diverse portfolio of leading brands and premium products and services. The combination will enhance the ability to better serve customers and deliver increased value through an expanded production footprint, sales distribution capabilities, innovative solutions, and in-house manufacturing of key vehicle components. These combined capabilities will create a highly competitive company, better positioned to drive outsized growth.

•	Unlocks Achievable Synergies: Together, Shyft and Aebi Schmidt expect to generate $20 to $25 million of annual run-rate cost synergies driven by cost optimization and operational efficiency gains across a stronger distribution platform and approximately $5 million in additional adjusted EBITDA opportunity from near-term revenue synergies from cross-selling and geographic expansion. These synergies are expected to be realized by the second year following the close of the transaction, resulting in double-digit EBITDA margins of the combined organization.

•	Strengthens Financial Profile: The combined organization is expected to generate long-term profitable growth, stronger margins, and enhanced free cash flow, supporting sustainable value creation and access to lower cost capital. The combined company will have pro forma[5] 2024 estimated revenue of $1.95 billion[6] and adjusted EBITDA[7] of $200 million+, including synergies. Pro forma net debt will be approximately $485 million as of September 30, 2024.

•	Delivers Significant Value for Shareholders: The transaction is expected to be accretive to EPS and generate Return on Invested Capital (ROIC) above Weighted Average Cost of Capital (WACC) by the first and third years following the close of the transaction, respectively, creating a highly attractive opportunity for the shareholders of the combined company. The combined company will be positioned to drive additional long-term upside through the acceleration of its growth strategy focused on organic investments, portfolio opportunities, and future M&A opportunities.

•	Best-In-Class Management Team with Demonstrated Track-Record: Barend Fruithof, CEO of Aebi Schmidt, will serve as CEO of the combined company and be based in the US. James Sharman, Chairman of Shyft, will serve as the Chairman of the Board of Directors. John Dunn, Shyft CEO, will remain with the company following the close of the transaction to support a seamless integration. Additional leadership will draw on the highly experienced teams of both companies.

Governance Information

The Board of Directors will consist of 11 directors, with five directors nominated by Shyft and six directors nominated by Aebi Schmidt. Seven of these directors will be independent.

Aebi Schmidt majority shareholder Peter Spuhler, an entrepreneurial Swiss-based investor with a strong track record of successful investments in leading industrials companies, will own approximately 35% of the combined company upon completion of the transaction.

Listing Information

Upon completion of the transaction, the combined company will trade on NASDAQ. The company will be a Swiss-domiciled stock corporation, headquartered in Switzerland, with a strong presence and significant footprint in the US.

Transaction Financing, Timing and Approvals

The transaction is expected to close by mid-2025, subject to the satisfaction of customary closing conditions, including receipt of customary regulatory approvals and approval by Shyft

5 Aebi Schmidt financials presented on a Swiss GAAP FER basis; Financials converted to USD using a EUR / USD exchange rate of 1.05 (as of 12/13/24)

6 Shyft 2024 figures based on management guidance as of October 24, 2024 and pro forma revenue adjustment of $37M to show full year impact of ITU acquisition assuming the acquisition had closed on January 1, 2024; Aebi Schmidt 2024 figures include pro forma adjustment to show full year impact of Ladog acquisition assuming the acquisition had closed on January 1, 2024

7 Shyft Adjusted EBITDA excludes approximately $22.5M of expense related to investment in Blue Arc and a pro forma adjustment of approximately $6.3M to include the full-year impact of the ITU acquisition assuming the acquisition had closed on 1/1/24 shareholders. Shyft and Aebi Schmidt have secured fully-committed financing of the combined company at closing.

Investor Call

Shyft and Aebi Schmidt will hold an investor call at 8:30am ET / 2:30pm CET today to discuss the details of the transaction. Presentation materials will be available online in advance of the call on Shyft’s website at: theshyftgroup.com/investor-relations.

The conference call and webcast will be available via:
Webcast: https://theshyftgroup.com/investor-relations/webcasts/
Conference Call: 1-844-868-8845 (domestic) or 1-412-317-6591 (international)

A replay of the webcast will be made available on the Investor Relations page of Shyft’s website after the conclusion of the call. A replay of the conference call will be available for the next week at 1-877-344-7529 (domestic) or 1-412-317-0088 (international) using the replay access code 9591257.

Advisors

Deutsche Bank is serving as exclusive financial advisor to Shyft and provided a fairness opinion to the Board of Directors of Shyft. Davis Polk & Wardwell LLP is acting as legal advisor, with Lenz & Staehelin acting as local Swiss counsel. Alantra is serving as exclusive financial advisor to Aebi Schmidt and Wuersch & Gering and Baer & Karrer are acting as legal advisors. UBS and Zürcher Kantonalbank are providing committed debt financing for the transaction.

About The Shyft Group

The Shyft Group is a North American leader in specialty vehicle manufacturing, assembly, and upfit for the commercial, retail, and service specialty vehicle markets. The company brings a 50-year legacy serving its customers, which include first-to-last mile delivery companies across vocations, federal, state, and local government entities; the trades; and utility and infrastructure segments. The Shyft Group is organized into two core business units: Shyft Fleet Vehicles and Services™ and Shyft Specialty Vehicles™. Today, its family of brands include Utilimaster®, Blue Arc™ EV Solutions, Royal® Truck Body, DuraMag® and Magnum®, Strobes-R-Us, Spartan® RV Chassis, Red Diamond™ Aftermarket Solutions, Builtmore Contract Manufacturing™, and Independent Truck Upfitters. The Shyft Group and its go-to-market brands are well known in their respective industries for quality, durability, and first-to-market innovation. The Company employs approximately 3,000 employees and contractors across 19 locations, and operates facilities in Arizona, California, Florida, Indiana, Iowa, Maine, Michigan, Missouri, Pennsylvania, Tennessee, Texas, and Saltillo, Mexico. The Company reported sales of $872 million in 2023. Learn more at TheShyftGroup.com.

About the Aebi Schmidt Group

The Aebi Schmidt Group is a world leading provider of smart solutions for clean and safe transportation surfaces and the management of challenging terrain. The group’s unique range of products includes its own vehicles and innovative attachments for custom vehicle equipment. The products, combined with customer-tailored support and service, offer the perfect solution for nearly any challenge. The globally active group is headquartered in Switzerland and achieved net revenue of EUR 935 million in 2023. It employs around 3,000 people in 16 sales organizations and more than a dozen production sites worldwide. Through established partnerships with dealers, the company is represented in 90 additional countries. Its portfolio consists of the product brands Aebi, Schmidt, Nido, Arctic, Monroe, Towmaster, Swenson,

Meyer, MB, and ELP – all well-established brands in their respective markets, some for more than 100 years. Learn more at www.aebi-schmidt.com.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements. In some cases, Shyft has identified forward-looking statements by such words or phrases as "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements", including the negative of those words and phrases. Such forward-looking statements are based on management’s current views and assumptions regarding future events, future business conditions and the outlook for Shyft based on currently available information. These forward-looking statements may include projections of Shyft’s future financial performance, Shyft’s anticipated growth strategies and anticipated trends in Shyft’s business. These statements are only predictions based on management’s current expectations and projections about future events. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement and may include statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and anticipated growth strategies and anticipated trends in Shyft’s, Aebi Schmidt’s and, following the completion of the proposed transaction, the combined company’s business.

Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements include, among others, the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; the prohibition or delay of the consummation of the proposed transaction by a governmental entity; the risk that the proposed transaction may not be completed in the expected time frame; unexpected costs, charges or expenses resulting from the proposed transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integration; the ability of the combined company to implement its business strategy; difficulties and delays in achieving revenue and cost synergies of the combined company; inability to retain and hire key personnel; negative changes in the relationships with major customers and suppliers that adversely affect revenues and profits; disruptions to existing business operations; the occurrence of any event that could give rise to termination of the proposed transaction; potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; risks related to ownership of Aebi Schmidt common stock; uncertainty as to the long-term value of the combined company’s common stock; and the diversion of Shyft’s and Aebi Schmidt’s management’s time on transaction-related matters. These risks, as well as other risks associated with the businesses of Shyft and Aebi Schmidt, will be more fully discussed in the combined proxy statement/prospectus. Although management believes the expectations reflected in the forward-looking statements are reasonable, Shyft cannot guarantee future results, level of activity, performance or achievements. Moreover, neither management, Shyft nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Shyft wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Shyft is under no duty to and specifically declines to undertake any obligation to publicly revise or update any of these forward-looking statements after the date of this press release to conform its prior statements to actual results, revised expectations or to reflect the occurrence of anticipated or unanticipated events.

Additional information concerning these and other factors that may impact Shyft’s and Aebi Schmidt’s expectations and projections can be found in Shyft’s periodic filings with the SEC, including Shyft’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Shyft’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No offer or solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Participants in the Solicitation

Shyft, Aebi Schmidt and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the Securities and Exchange Commission (“SEC”), be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the combined proxy statement/prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of Shyft is contained in the sections entitled “Election of Directors” and “Ownership of Securities”

included in Shyft’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on April 3, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/743238/000114036124017592/ny20010675x1_def14a.htm) and in the section entitled “Directors, Executive Officers and Corporate Governance” included in Shyft’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 22, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/743238/000143774924005136/shyf20231231c_10k.htm), and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated below.

Additional information and where to find it

Aebi Schmidt will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The Form S-4 will contain a combined proxy statement/prospectus of Shyft and Aebi Schmidt. Aebi Schmidt and Shyft will prepare and file the combined proxy statement/prospectus with the SEC and Shyft will mail the combined proxy statement/prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the proposed transaction. INVESTORS SHOULD READ THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN AVAILABLE AND SUCH OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE COMBINED PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Form S-4, the combined proxy statement/prospectus and all other documents filed with the SEC in connection with the transaction will be available when filed free of charge on the SEC’s web site at www.sec.gov. Copies of documents filed with the SEC by Shyft will be made available free of charge on Shyft’s investor relations website at https://theshyftgroup.com/investor-relations/.

Contacts

Shyft

Media

Sydney Machesky Director, Corporate Communications

The Shyft Group

Sydney.Machesky@theshyftgroup.com

586.413.4112

FGS Global

Jim Barron/Warren Rizzi

shyft@fgsglobal.com

Investors

Randy Wilson Vice President, Investor Relations and Treasury

The Shyft Group

Randy.Wilson@theshyftgroup.com

248.727.3755

Aebi Schmidt

Media

Thomas Schenkirsch
Head Group Strategic Development
Thomas.Schenkirsch@aebi-schmidt.com
Direct Phone: +41 44 308 58 55